UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 10, 2015

Date of Report (Date of earliest event reported)

CIBER, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

6363 South Fiddler’s Green Circle, Suite 1400,

Greenwood Village, Colorado, 80111

(Address of principal executive offices) (Zip code)

(303) 220-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2015, the Ciber, Inc. (the “Company”) Board of Directors (the “Board”) appointed H. Paulett Eberhart to fill a vacancy on the Board. In connection with her appointment, the Board determined that Ms. Eberhart is an independent director under the applicable NYSE listing standards and the Company’s Corporate Governance Principles. As compensation for her service on the Board, Ms. Eberhart will receive the Company’s standard compensation for non-employee directors, as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciber, Inc.

Date: September 16, 2015	By:	/s/ M. Sean Radcliffe
M. Sean Radcliffe
General Counsel and Secretary